Financial instruments	9 Months Ended
Sep. 30, 2023
Financial Instruments [Abstract]
Financial instruments	Financial instruments
The following table shows the carrying amount of each Statement of Financial Position class split into the relevant category of financial instrument as defined in IFRS 9 “Financial Instruments”.

	Financial assets at amortized cost	Financial assets at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
September 30, 2023	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	16.2	—	16.2
Trade and other receivables	266.1	—	—	—	266.1
Cash and cash equivalents	247.0	58.9	—	—	305.9
Liabilities
Derivative financial instruments	—	—	(42.9)	—	(42.9)
Trade and other payables excluding non-financial liabilities	—	—	—	(637.0)	(637.0)
Loans and borrowings	—	—	—	(2,200.8)	(2,200.8)
Total	513.1	58.9	(26.7)	(2,837.8)	(2,292.5)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €236.5 million.

Loans and borrowings includes €74.2 million relating to lease liabilities and excludes capitalized debt discounts and borrowing costs.

	Financial assets at amortized cost	Financial assets at fair value through profit or loss	Derivatives designated in hedge relationships	Financial liabilities at amortized cost	Total
December 31, 2022	€m	€m	€m	€m	€m
Assets
Derivative financial instruments	—	—	20.1	—	20.1
Trade and other receivables	230.8	—	—	—	230.8
Cash and cash equivalents	330.0	39.7	—	—	369.7
Liabilities
Derivative financial instruments	—	—	(60.3)	—	(60.3)
Trade and other payables excluding non-financial liabilities	—	—	—	(652.2)	(652.2)
Loans and borrowings	—	—	—	(2,206.8)	(2,206.8)
Total	560.8	39.7	(40.2)	(2,859.0)	(2,298.7)
Trade receivables disclosed in the table above are net of contract liabilities related to discounts and trade marketing expenses of €231.4 million.
Loans and borrowings includes €66.6 million relating to lease liabilities and excludes capitalized debt discounts and borrowing costs.
The Company has determined that the carrying amounts of trade receivables, trade payables and cash and cash equivalents are a reasonable approximation of fair value.
Derivative financial instruments
The financial instruments are not traded in an active market and so the fair value of these instruments is determined from the implied forward rate. The valuation technique utilized by the Company maximizes the use of observable market data where it is available. All significant inputs required to fair value the instrument are observable. The Company has classified its derivative financial instruments as level 2 instruments as defined in IFRS 13 “Fair value measurement”.
Interest bearing loans and borrowings
The fair value of the senior secured notes is determined by reference to price quotations in the active market in which they are traded. They are classified as level 1 instruments. The fair value of the senior loans is calculated by discounting the expected future cash flows at the period end’s prevailing interest rates. They are classified as level 2 instruments. There is no requirement to determine or disclose the fair value of lease liabilities.
Syndicated loans includes the Senior U.S. Dollar debt of $700.0 million (€660.4 million) (the “Senior USD Loan”) and Senior EUR debt of €130.0 million (a "Senior EUR Loan") both repayable in November 2029, as well as the Senior EUR debt of €553.2 million (a "Senior EUR Loan") repayable in June 2028. The Senior USD Loan includes an annual amortization repayment, equivalent to 1.0% of the original issuance value or $7.0 million (€6.6 million) in October each year beginning in 2023 until maturity. The Senior EUR Loans are repayable only upon maturity. As required under the Senior Facilities Agreement, the Company is also required to undertake an annual excess cash flow calculation whereby additional principal could be repaid.
On November 8, 2022, the Company amended and restated the Senior Facilities Agreement to issue both a $700.0 million (€700.6 million) term loan bearing interest at a rate per annum equal to the term SOFR plus 3.75% with a 0.5% floor and a €130.0 million term loan bearing interest at a rate per annum equal to EURIBOR plus 3.5% with a zero floor, both due November 10, 2029. The net proceeds from these loans were used to repay and extinguish the Company's existing Senior Secured U.S. Dollar term loan due in 2024 in full, and for transaction expenses and general corporate purposes. The new term loans were issued at a discount of €31.3 million, which together with eligible transaction costs of €5.1 million have been capitalized and will be amortized over the life of the debt. Concurrently with the closing of this refinancing, the Company closed out its existing cross currency interest rate swaps and has entered into a number of new 5-year cross-currency and interest rate swaps for the new Term Loans.
On September 22, 2023 the Company completed a repricing of its $700.0 million term loan due 2029 which reduced the interest rate from SOFR plus 3.75% to SOFR plus 3.0%. There are no changes to the maturity of the Term Loan as a result of this repricing. The repricing represents a modification of a financial liability, such that a modification gain of €17.2 million has been recognized, representing the difference between the remaining original contractual cash flows and the modified cash flows, both discounted at the original effective interest rate. Eligible transaction costs associated with the modification of €2.4 million have been added to the loan carrying amount and amortized over the remaining loan term. The carrying amount of the loan is revised to reflect the new cash outflows at the date of modification.
Subsequent to the period end, our cross-currency interest rate swaps were amended, effective October 10, 2023 to align more closely with the amended cash flows of our USD term loan. The amendment is considered to represent a modification of the existing swaps. In accordance with the risk management strategy and hedging documentation, the cash flow hedging relationship will continue. A change in fair value of the CCIRS arose as a consequence of the transaction, which the Company has elected to write-off immediately.
The Senior Loans, Senior Secured Notes and any drawn balances of the Revolving Credit Facility are secured with equal ranking against assets of the Company and specified subsidiaries.

	Fair value		Carrying value
	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
	€m	€m	€m	€m
Senior EUR/USD loans	1,346.2	1,316.2	1,326.4	1,340.0
Other external debt	0.2	0.2	0.2	0.2
2028 fixed rate senior secured notes	698.0	681.2	800.0	800.0
Less capitalized debt discounts and borrowing costs	—	—	(39.5)	(41.9)
	2,044.4	1,997.6	2,087.1	2,098.3